                                                           Exhibit 99.B(g)(1)(i)

[ING FUNDS LOGO]

April 29, 2005

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING JPMorgan Value Opportunities Portfolio, ING MFS Utilities Portfolio, ING FMR(SM) Earnings Growth Portfolio, ING Marsico International Opportunities Portfolio, ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio six newly established series of ING Investors Trust, ING Goals4Life 2015 Portfolio, ING Goals4Life 2025 Portfolio, ING Goals4Life 2035 Portfolio, ING Goals4Life 2045 Portfolio and Goals4Life Income Portfolio, five newly established series of ING Partners, Inc. (the "Portfolios") to be included on the AMENDED EXHIBIT A to the Agreements as shown, effective April 29, 2005.

     The AMENDED EXHIBIT A has also been updated to reflect name changes for ING Salomon Brothers Investors Value Portfolio to ING American Century Large Company Value Portfolio, ING Developing World Portfolio to ING JPMorgan Emerging Markets Equity Portfolio, ING Capital Guardian Small Cap Portfolio to ING Capital Guardian Small/Mid Cap Portfolio, ING Aeltus Enhanced Index Portfolio to ING Fundamental Research Portfolio, ING Janus Special Equity Portfolio to ING Janus Contrarian Portfolio and ING UBS U.S. Balanced Portfolio to ING UBS U.S. Allocation Portfolio, all effective April 29, 2005.

     Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                   Sincerely,


                                   Michael J. Roland
                                   Executive Vice President
                                   ING Investors Trust
                                   ING Partners, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York

By:
       --------------------------------
Name:
       ------------------------------------
Title:                    , Duly Authorized
       ------------------------------------

337 E. Doubletree Ranch Rd.       Tel: 480-477-3000          ING Investors Trust
Scottsdale, AZ 85258-2034         Fax: 480-477-2700           ING Partners, Inc.
                                  www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                           EFFECTIVE DATE
----                                                           --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                        May 17, 2004
  ING Corporate Leaders Trust - Series B                        May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                          June 9, 2003
  ING Disciplined LargeCap Fund                                 June 9, 2003
  ING Equity and Bond Fund                                      June 9, 2003
  ING Financial Services Fund                                   June 9, 2003
  ING LargeCap Growth Fund                                      June 9, 2003
  ING LargeCap Value Fund                                     February 1, 2004
  ING MidCap Opportunities Fund                                 June 9, 2003
  ING MidCap Value Choice Fund                                February 1, 2005
  ING MidCap Value Fund                                         June 9, 2003
  ING Principal Protection Fund                                 June 2, 2003
  ING Principal Protection Fund II                              June 2, 2003
  ING Principal Protection Fund III                             June 2, 2003
  ING Principal Protection Fund IV                              June 2, 2003
  ING Principal Protection Fund V                               June 2, 2003
  ING Principal Protection Fund VI                              June 2, 2003
  ING Principal Protection Fund VII                              May 1, 2003
  ING Principal Protection Fund VIII                           October 1, 2003
  ING Principal Protection Fund IX                            February 2, 2004
  ING Principal Protection Fund X                                May 3, 2004
  ING Principal Protection Fund XI                             August 16, 2004
  ING Principal Protection Fund XII                           November 15, 2004
  ING Principal Protection Fund XIII                                 TBD
  ING Principal Protection Fund XIV                                  TBD
  ING Real Estate Fund                                          June 9, 2003
  ING SmallCap Opportunities Fund                               June 9, 2003
  ING SmallCap Value Choice Fund                              February 1, 2005
  ING SmallCap Value Fund                                       June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                 April 7, 2003
  ING GNMA Income Fund                                          April 7, 2003
  ING High Yield Bond Fund                                      April 7, 2003
  ING Intermediate Bond Fund                                    April 7, 2003
  ING National Tax-Exempt Bond Fund                             April 7, 2003

ING GET FUND
  ING GET Fund - Series I                                       July 14, 2003

  ING GET Fund - Series J                                       July 14, 2003
  ING GET Fund - Series K                                       July 14, 2003
  ING GET Fund - Series L                                       July 14, 2003
  ING GET Fund - Series M                                       July 14, 2003
  ING GET Fund - Series N                                       July 14, 2003
  ING GET Fund - Series P                                       July 14, 2003
  ING GET Fund - Series Q                                       July 14, 2003
  ING GET Fund - Series R                                       July 14, 2003
  ING GET Fund - Series S                                       July 14, 2003
  ING GET Fund - Series T                                       July 14, 2003
  ING GET Fund - Series U                                       July 14, 2003
  ING GET Fund - Series V                                      March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND        March 28, 2005

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                             June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                             January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                        January 6, 2003
  ING American Funds Growth Portfolio                         September 2, 2003
  ING American Funds Growth-Income Portfolio                  September 2, 2003
  ING American Funds International Portfolio                  September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio              January 13, 2003
  ING Capital Guardian Managed Global Portfolio               January 13, 2003
  ING Capital Guardian Small/Mid Cap Portfolio                January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio               January 6, 2003
  ING Evergreen Health Sciences Portfolio                        May 3, 2004
  ING Evergreen Omega Portfolio                                  May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                    January 6, 2003
  ING FMR(SM) Earnings Growth Portfolio                        April 29, 2005
  ING Goldman Sachs Tollkeeper(SM) Portfolio                   January 6, 2003
  ING Hard Assets Portfolio                                   January 13, 2003
  ING International Portfolio                                 January 13, 2003
  ING Janus Contrarian Portfolio                              January 13, 2003
  ING Jennison Equity Opportunities Portfolio                  January 6, 2003
  ING JPMorgan Emerging Markets Equity Portfolio              January 13, 2003
  ING JPMorgan Small Cap Equity Portfolio                     January 13, 2003
  ING JPMorgan Value Opportunities Portfolio                   April 29, 2005
  ING Julius Baer Foreign Portfolio                           January 13, 2003
  ING Legg Mason Value Portfolio                              January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                      May 1, 2004
  ING LifeStyle Growth Portfolio                                 May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                        May 1, 2004
  ING LifeStyle Moderate Portfolio                               May 1, 2004
  ING Limited Maturity Bond Portfolio                          January 6, 2003

  ING Liquid Assets Portfolio                                  January 6, 2003
  ING Marsico Growth Portfolio                                January 13, 2003
  ING Marsico International Opportunities Portfolio            April 29, 2005
  ING Mercury Focus Value Portfolio                            January 6, 2003
  ING Mercury Large Cap Growth Portfolio                       January 6, 2003
  ING MFS Mid Cap Growth Portfolio                            January 13, 2003
  ING MFS Total Return Portfolio                              January 13, 2003
  ING MFS Utilities Portfolio                                  April 29, 2005
  ING Oppenheimer Main Street Portfolio(R)                    January 13, 2003
  ING PIMCO Core Bond Portfolio                               January 13, 2003
  ING PIMCO High Yield Portfolio                              November 5, 2003
  ING Pioneer Fund Portfolio                                   April 29, 2005
  ING Pioneer Mid Cap Value Portfolio                          April 29, 2005
  ING Salomon Brothers All Cap Portfolio                       January 6, 2003
  ING Salomon Brothers Investors Portfolio                     January 6, 2003
  ING Stock Index Portfolio                                   November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio            January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                   January 13, 2003
  ING UBS U.S. Allocation Portfolio                            January 6, 2003
  ING Van Kampen Equity Growth Portfolio                      January 13, 2003
  ING Van Kampen Global Franchise Portfolio                   January 13, 2003
  ING Van Kampen Growth and Income Portfolio                  January 13, 2003
  ING Van Kampen Real Estate Portfolio                        January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                                November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                 November 3, 2003
  ING Foreign Fund                                              July 1, 2003
  ING Global Equity Dividend Fund                             September 2, 2003
  ING Global Real Estate Fund                                 November 3, 2003
  ING Global Value Choice Fund                                November 3, 2003
  ING International Fund                                      November 3, 2003
  ING International SmallCap Fund                             November 3, 2003
  ING International Value Choice Fund                         February 1, 2005
  ING Precious Metals Fund                                    November 3, 2003
  ING Russia Fund                                             November 3, 2003

ING PARTNERS, INC.
  ING American Century Large Company Value Portfolio          January 10, 2005
  ING American Century Select Portfolio                       January 10, 2005
  ING American Century Small Cap Value Portfolio              January 10, 2005
  ING Baron Small Cap Growth Portfolio                        January 10, 2005
  ING Fidelity(R) VIP Contrafund(R) Portfolio                 November 15, 2004
  ING Fidelity(R) VIP Equity Income Portfolio                 November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio                        November 15, 2004

  ING Fidelity(R) VIP Mid Cap Portfolio                       November 15, 2004
  ING Fundamental Research Portfolio                          January 10, 2005
  ING Goldman Sachs(R) Capital Growth Portfolio               January 10, 2005
  ING Goldman Sachs(R) Core Equity Portfolio                  January 10, 2005
  ING JPMorgan Fleming International Portfolio                January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                        January 10, 2005
  ING Goals4Life 2015 Portfolio                                April 29, 2005
  ING Goals4Life 2025 Portfolio                                April 29, 2005
  ING Goals4Life 2035 Portfolio                                April 29, 2005
  ING Goals4Life 2045 Portfolio                                April 29, 2005
  ING Goals4Life Income Portfolio                              April 29, 2005
  ING MFS Capital Opportunities Portfolio                     January 10, 2005
  ING OpCap Balanced Value Portfolio                          January 10, 2005
  ING Oppenheimer Global Portfolio                            January 10, 2005
  ING Oppenheimer Strategic Income Portfolio                  January 10, 2005
  ING PIMCO Total Return Portfolio                            January 10, 2005
  ING Salomon Brothers Aggressive Growth Portfolio            January 10, 2005
  ING Salomon Brothers Fundamental Value Portfolio            January 10, 2005
  ING Salomon Brothers Large Cap Growth Portfolio             January 10, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio      January 10, 2005
  ING T. Rowe Price Growth Equity Portfolio                   January 10, 2005
  ING UBS U.S. Large Cap Equity Portfolio                     January 10, 2005
  ING Van Kampen Comstock Portfolio                           January 10, 2005
  ING Van Kampen Equity and Income Portfolio                  January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                       June 2, 2003
  ING Aeltus Money Market Fund                                  June 2, 2003
  ING Balanced Fund                                             June 2, 2003
  ING Classic Principal Protection Fund III                     June 2, 2003
  ING Classic Principal Protection Fund IV                      June 2, 2003
  ING Equity Income Fund                                        June 9, 2003
  ING Global Science and Technology Fund                        June 2, 2003
  ING Government Fund                                           June 2, 2003
  ING Growth Fund                                               June 9, 2003
  ING Index Plus LargeCap Fund                                  June 9, 2003
  ING Index Plus MidCap Fund                                    June 9, 2003
  ING Index Plus Protection Fund                                June 2, 2003
  ING Index Plus SmallCap Fund                                  June 9, 2003
  ING International Growth Fund                               November 3, 2003
  ING Small Company Fund                                        June 9, 2003
  ING Strategic Allocation Balanced Fund                        June 2, 2003
  ING Strategic Allocation Growth Fund                          June 2, 2003
  ING Strategic Allocation Income Fund                          June 2, 2003
  ING Value Opportunity Fund                                    June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                  July 7, 2003
  ING VP Strategic Allocation Income Portfolio                  July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                            July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                        June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                     September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                      December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                       March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                        June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                     September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                      December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                        March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                        June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1                      TBD
  ING GET U.S. Opportunity Portfolio - Series 2                      TBD
  ING VP Worldwide Growth Portfolio                           November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                July 7, 2003
  ING VP Growth Portfolio                                       July 7, 2003
  ING VP Index Plus LargeCap Portfolio                          July 7, 2003
  ING VP Index Plus MidCap Portfolio                            July 7, 2003
  ING VP Index Plus SmallCap Portfolio                          July 7, 2003
  ING VP International Equity Portfolio                       November 3, 2003
  ING VP Small Company Portfolio                                July 7, 2003
  ING VP Value Opportunity Portfolio                            July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                 October 6, 2003
  ING VP Disciplined LargeCap Portfolio                        October 6, 2003
  ING VP Financial Services Portfolio                            May 1, 2004
  ING VP High Yield Bond Portfolio                             October 6, 2003
  ING VP International Value Portfolio                        November 3, 2003
  ING VP LargeCap Growth Portfolio                             October 6, 2003
  ING VP MagnaCap Portfolio                                    October 6, 2003
  ING VP MidCap Opportunities Portfolio                        October 6, 2003
  ING VP Real Estate Portfolio                                   May 1, 2004
  ING VP SmallCap Opportunities Portfolio                      October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                            November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                              July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

ING VP NATURAL RESOURCES TRUST                                 October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                              October 6, 2003
  The Bond Portfolio                                          October 6, 2003
  The Money Market Portfolio                                  October 6, 2003
  The Stock Portfolio                                         October 6, 2003


Effective Date: April 29, 2005